UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 31, 2006
Date of Report (date of earliest event reported)

SYNOPSYS, INC.
(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

700 East Middlefield Road
Mountain View, California 94043
(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On August 31, 2006, Synopsys, Inc. (the “Company”) executed a second amendment to its lease covering its offices located in Sunnyvale, California. The amendment extends the term of the lease for such facilities for five years, through October 31, 2012. The amendment is filed as Exhibit 10.41 to this Form 8-K. In addition, Amendment No. 1 to the lease dated July 15, 1996 is filed as Exhibit 10.42 to this Form 10-K.

Effective September 6, 2006, the Company and A. Richard Newton, a member of the Company’s Board of Directors, amended the Consulting Agreement between them dated November 1, 2001 (the “Agreement”). Under the Agreement, Dr. Newton provides advice concerning long-term technology strategy and industry development issues, as well as assistance in identifying opportunities for partnerships with academia. Dr. Newton is also Dean of the College of Engineering at the University of California, Berkeley. Pursuant to the amendment, Dr. Newton’s annual compensation for providing these services was reduced from $180,000 per year to $100,000 per year. The parties agreed to this reduction primarily because the Company expects that Dr. Newton will be required to reduce the amount of services he provides to the Company under the Agreement due to an increase in his duties as Dean and related additional commitments. The amendment to the Agreement is filed as Exhibit 10.43 to this Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Also on September 6, 2006, the Board of Directors amended and restated the Bylaws of the Company in order to (1) clarify that the title of Chairman of the Board and Chief Executive Officer may be held by different persons, (2) more fully describe officer duties and responsibilities, (3) enable electronic notice of Board and committee meetings, (4) provide that the Board may determine the number of directors without regards to a minimum or maximum Board size and (5) make certain other minor changes.  The amended and restated Bylaws are filed as Exhibit 3.2 to this Form 8-K

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

3.2	Amended and Restated Bylaws of Synopsys, Inc. adopted on September 6, 2006

10.41	Second Amendment to Lease dated August 31, 2006 amending Mary Avenue Industrial Lease between Synopsys and Tarigo-Paul, LLC dated January 2, 1996.

10.42	First Amendment to Lease dated July 15, 1996 amending Mary Avenue Industrial Lease between Synopsys and Tarigo-Paul, LLC dated January 2, 1996.

10.43	Amendment No. 1 dated September 6, 2006 to the Consulting Services Agreement between Synopsys, Inc. and A. Richard Newton dated November 1, 2001.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2006	SYNOPSYS, INC.

/s/ Brian E. Cabrera
Brian E. Cabrera Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Title

3.2	Amended and Restated Bylaws of Synopsys, Inc. adopted on September 6, 2006

10.41	Second Amendment to Lease dated August 31, 2006 amending Mary Avenue Industrial Lease between Synopsys and Tarigo-Paul, LLC dated January 2, 1996.

10.42	First Amendment to Lease dated July 15, 1996 amending Mary Avenue Industrial Lease between Synopsys, Inc. and Tarigo-Paul, LLC dated January 2, 1996.

10.43	Amendment No. 1 dated September 6, 2006 to the Consulting Services Agreement between Synopsys, Inc. and A. Richard Newton dated November 1, 2001.